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                                                                 EXHIBIT 10.2(b)
                          INFONET SERVICES CORPORATION
                       1998 EMPLOYEE STOCK PURCHASE PLAN

                               SECOND AMENDMENT TO
                       LOAN, SECURITY AND PLEDGE AGREEMENT
                       -----------------------------------

     This SECOND AMENDMENT TO LOAN, SECURITY AND PLEDGE AGREEMENT (the "Second Amendment") is entered into as of December 31, 2001 (the "Effective Date") between _______________, an individual (the "Borrower") and Infonet Services Corporation, a Delaware corporation (the "Company"). Borrower and the Company are collectively referred to as the "Parties."

                                    RECITALS
                                    --------

     WHEREAS, the Borrower and the Company have previously entered into a Loan, Pledge and Security Agreement and have entered into an Amendment to Loan, Security and Pledge Agreement (collectively as amended, the "Agreement").

     WHEREAS, the Borrower and the Company wish to enter into an amendment to the Agreement to provide for a new maturity date for the underlying loan and to make certain other amendments to the Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows:

     1. The words "January 1, 2002 (the "Maturity Date") shall be deleted from
Section 1 of the Agreement and the words "November 30, 2004 (the "Maturity Date") shall be inserted in their place.

     2. The interest rate applicable to the Loan on and after January 1, 2002 shall be five percent (5%) per annum computed on the basis of a 365 day year.

     3. Borrower agrees to provide the Company with a personal balance sheet dated as of a date no more than 30 days prior to the date of receipt by the Company, which balance sheet shall be certified as true and correct by the Borrower, (i) during January, 2003 and January, 2004 and (ii) as otherwise reasonably requested by the Company.

     4. Borrower shall use his or her reasonable commercial efforts to make periodic payments, no less frequently than annually, to reduce both the principal and interest owed to Infonet under the Loan. Infonet and Borrower mutually shall determine the amount of the periodic payments from time to time based on Borrower's ability to make the payment at the time requested.

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     5.   All other terms of the Agreement shall continue unchanged. Capitalized terms used but not defined in this Second Amendment shall have the meanings assigned to them in the Agreement.

     IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment as of December 31, 200l.

INFONET SERVICES CORPORATION




BY   ____________________
     Name:
     Title:


The Borrower




BY   ____________________
     Name: